CONFIDENTIAL
Company Presentation

ISA
Information Systems Associates
duostech

Safe Harbor Statement

Some of the information shares here constitutes forward-looking statements that are based on assumptions and involves certain risks and uncertainties. These include the following, without limitation, assumptions, risks and uncertainties associated with the successful closing of the planned merger between ISA and Duos within the contemplated timeframes or at all, the successful closing of the Uni-Data Communications ("UDC") acquisition by Duos, the combined entity's (assuming the closing of the merger and the UDD acquisition) ability to successfully integrate the respective businesses and to realize the associated product and operational synergies and cost consolidation, the successful closing of the planned capital raise on acceptable terms and in amounts needed in in order to fund the acquisition of UDC and the business plan of the combined entity going forward as discussed in the presentation, the assumption underlying the planned capital raise and the planned use of proceeds thereof, the risks and uncertainties associated with future performance of the combined entity, future levels of research and development spending, the ability of the combined entity to retain the services of the designated officers, the assumptions underlying the identified addressable markets that we intend to purse, the ability to integrate the operations of the merged entity and UDC and to realize the expected benefits of the merger and the acquisition, customer acceptance of the new planned product offerings, the ability to utilize and protect Duos' platforms for the product offering, costs incurred for potential acquisitions and similar transactions, the effect of changing economic and competitive conditions, including any possible instability in capital markets which could adversely impact the availability of short-term or long-term financing.

About ISA

- ISA is a Revenue Producing (<$1M) Micro-Cap Information Technology Consulting Company
- OTCMKTS: IOSA Fully Reporting
- Executing on our Merger and Acquisition Strategy to Build Shareholder Value
- First Merger with Duos Technologies of Jacksonville, FL (4%/96%) – Final Agreement executed on 2/6/2015 – Closing expected in Q1
- **duostech** develops and markets intelligent technology solutions to a broad range of markets with focus on security and transportation industries

About duostech

Mission

Design, implement and support proprietary intelligent technology applications and turnkey engineered systems.

- Initially focused on security solutions for the homeland security and critical infrastructure protection markets
- Technologies adapted to a highly diversified suite of applications
- Significant proprietary IP library (17 patents) built upon 2 core technology platforms
    - **praesidium ™**
    - **centraco™**
- Revenue derived from a combination of licensed turnkey projects and post-sales technical support contracts
    - **$4M Revenue in 2014**
    - **47% Gross margin**
- **Future Growth Strategy:**
    - **Merge with Public Company (IOSA)**
    - **Acquire significant IT Company**
    - **Grow profitable revenues from sales & marketing investment based on current R&D initiatives and further M&A**

Current opportunity pipeline approximately $120 million.

Target Growth Strategy and Timeline

Step	Description	Amount	Timing
Step 5	Organic + M&A Growth	$26M ↗ $50M	2016-17
Step 4	Organic Growth 2015 (e)	> 30% ↗	Q2-Q4
Step 3	Acquisition Uni-Data	$4M ↗ $20M	Q2
Step 2	Capital Raise	$13.1M	Q1/Q2
Step 1	Reverse Merger Duos/ISA	$0.4M ↗ $4M	Q1

Equity

Revenue

ISA
Information Systems Associates
duostech

Acquisition of Uni-Data

- **25 year old New York-based business with $20M+ annual revenues**
- **Executed Stock Purchase Agreement (SPA) by Duos to acquire Uni-Data & Communications, Inc. ("UDC")**

IT SERVICES

- Fortune 100 client base
- IT services and projects for data centers and trading floors
- Estimated $19.4MM Revenue (FY14) at 17% GP
- Full service, nationwide footprint with over FTE IT technologists and vetted network of IT partners
- Opportunities to improve gross margins to >20% by 2017

CLOUD SERVICES & SaaS

- Extension of IT managed services
- Over 70 applications offered on the Skyline platform
- Top commercial host of Intuit products
- Revenue growth from 0 to $2.67M with minimal working capital – CAGR >65%
    - *(industry growth = 35% CAGR)*
- Diverse customer base consisting of franchise groups, accounting professionals and SMB
- Finalizing deployment of proprietary service delivery engine utilizing **centraco** technology

Strategic Synergies of Uni-Data Acquisition

- Uni-Data's annual revenue of **$20M+ Revenue (est.)** brings a **consistent contracted revenue stream from Fortune 100 customers**, .
- Duos' broad range of intelligent proprietary technologies present a compelling diversified growth story.
- Expand relationships with respective Fortune 100/500 and SMB customer base through cross selling of integrated technologies.
- Duos' recently launched enterprise-level command and control platform over the cloud, branded "Connected Intelligence" will allow end-users to combine data streams from any format, location and source into a unified fusion platform.
- The combination of this model with Uni-Data's cloud and SaaS expertise is designed to allow Duos to overcome potential cloud connectivity vulnerabilities and offer its expanding services under a new brand "**Cloud Enabled Connected Intelligence**".
- Industry is trending towards the virtualization of server installations and is undergoing a paradigm shift favoring delivery of software under a SaaS model over ownership and perpetual licensing of complex software.
- Industry is trending towards the virtualization of server installations and is undergoing a paradigm shift favoring delivery of software under a SaaS model over ownership and perpetual licensing of complex software.
- **Based on Uni-Data's established cloud and SaaS distribution model and ownership of its NOC infrastructure, Duos' smart technologies can be offered as a SaaS application and position the Company well ahead of its competition.**

Post-Acquisition Business Units (Divisions)

Divisions

Intelligent Technologies

Intelligent Analytics Suite

praesidium

Rail Applications

Rail Inspection Portal
- Illegal Train Rider Detection
- Pantograph Inspection
- Vehicle Undercarriage Examiner
- Virtual Security Corridor
- Smart Tunnel Security
- Smart Bridge Security
- Smart Yards *
- Transit Platform Security *

Industrial/Commercial Apps.

Video Analytics Security Apps.
Smart Facility Security
Smart Logistics Security *
Chemical Facility Anti-Terror Security (CFATS)

centraco

EIM
PSIM
Unified Command & Control

Cloud Services & SaaS

Cloud Services (CS)

QuickBooks
Over 70 Software Applications
CloudPaging

Software as a Service

Network Operations Centers
Help Desk

Newly Developed IP

Distributed in the Future as a SaaS model

IT Infrastructure Services

IT Services (IIS)
Infrastructure and Networks

IT Outsourcing
Staff Augmentation
Desktop Relocations
Enterprise IT Infrastructure
IT Polices & Procedures
Managed Services
Network/Cyber Security *
IT Data Center Auditing (IOSA)

* Under Development

ISA Information Systems Associates
duostech

duostech - Intelligent Technologies Division

US Safety Act Designated

praesidium ™ Proprietary Software Suite

- Modular Intelligent Video Analytics
- Automated Distributive Alarm Management
- Differential Layer Analysis
- Remote Access, Administration & Monitoring
- Friend or Foe Detection
- Low False Alarm Rate
- Compliments Existing Security Systems
- Cost Efficient
- Rapid ROI to End Users

Proprietary Intelligent Technologies

Embedded Proprietary Features	Embedded 3d-Party Features

• Automated Detections
  • Perimeter & Directional Intrusion
  • Wrong Way
  • Loitering & Congestion
  • Stopped Objects
  • Tailgating
  • Object Counting
  • PTZ Go To Object Tracking
  • Slip and Fall
  • Object Impact Analysis
  • Illegal Riders (Freight Rail)
  • Friend or Foe
  • Foreign Objects (Rail Undercarriage)
• Automated Inspections
  • Pantograph (Wear and Tear)
  • Open/Missing Tank Car Hatches
  • Open Rail Container Doors
  • Gondola Rail Car Loads
• Linear Panorama (Train Stitching)
	• OCR
	• RFID
	• Facial Recognition
	• LPR
	• Radar
	• CBRNE
	• Bi-Directional Audio
	• Visitor Management
	• Incident Management

duostech - Intelligent Technologies Division

Proprietary Engineered Solutions

praesidium ™ Analytics Platform

- **Tunnel and Bridge Security**
- **Virtual Security Shield**
- **Marine Channel Vessel Detection**
- **Modular Rail Inspection Portal**
  - Image Stitching into Linear Panorama
  - Automated Open Hatch Detection
  - Automated Open Door Detection
  - Automated Car Count
  - Automated Under Vehicle Inspection
  - Automated Illegal Train Rider Detection
  - Pantograph Inspection System

New Technologies Under Development

NEW

P2	New Generation praesidium Platform (Final Phase)
vue	Vehicle Undercarriage Examiner (Final Phase) *Automated Under Vehicle Mechanical Inspection (Engineered Solution)*
vueHS	High Speed Vehicle Undercarriage Examiner (Phase 2 of 3)
fob	Enhanced Automated Foreign Object Detection (Final Phase)
apis	Automated Pantograph Inspection System
trap	Transit Rail Platform Security (Pilot Pending Award)
pip	Intelligent Pedestrian Identification Portal *US Border Security Initiative for Pedestrian Crossings*
tip	Truck Inspection Portal *[c*]*
vip	Intelligent Vehicle Inspection Portal *US Border Security Initiative for vehicular Crossings*

[c] - Concept Stage*

Intelligent Technologies – Proprietary Engineered Solutions

Intelligent Rail Inspection Portal - rip ™
(Flagship Proprietary Technology)

- **Four-sided (360°) Visual Inspection**
- **High Resolution Stitched Images Creating Linear Panorama of Entire Train**
- **Vehicle Undercarriage Examiner**
- **Automated Detection**
  - Open/Missing Hatches
  - Open Doors
  - Illegal Riders
  - Undercarriage Anomalies (Targeting Security and Mechanical Vulnerabilities)
- **Remote Management and Viewing**
- **Development Status:**
  - Security Version Completed and Deployed
  - Mechanical Version Phase 2 of 3 completed
  - High Speed Versions Phase 2 of 3 Completed

Linear Panorama
Stitches and Synchronizes 360° Vertical View of Each Rail Car





Automated Open/Missing Hatch Detection
Identifies Rail Hopper Cars Missing Top Hatches
Identifies Location Within Train Consist
Automatically Sends Alarm to CBP



Automated Open Door Detection
Identifies Open Doors
Identifies Location Within Train Consist
Automatically Sends Alarm to CBP



Automated Illegal Rider Detection
Captures, Inspects and Processes Real Time Images
Detects Hiding Individuals
Identifies Location Within Train Consist
Automatically Transmits Alarms

ISA Information Systems Associates duostech

Intelligent Technologies – Proprietary Engineered Solutions

Intelligent Rail Inspection Portal - **rip** ™ *cont'd*

Automated Vehicle Undercarriage Examiner (**vue** ™)

- Captures High Resolution Images at Train Speeds of up to 45 mph
- High Speed Version (up to 70 mph) is Under Development *(Phase 2 of 3 Completed)*
- Presents Stitched Images to Operator For Remote Visual Inspection
- Enhanced Automated Foreign Object Detection (FOB) Targeting Security Vulnerabilities *(Commercially Deployed)*
- Enhanced FOB for Mechanical Vulnerabilities Under Development *(Phase 2 of 3 Completed)*
- Remote Management and Viewing
- Centralized National Data Repository via Cloud
- All Images Are Compared To Prior **rip** ™ inspections
- Changes are Instantly Reported to Stakeholders
- System will Enable Individual Car Tracking Throughout Rail System
- Replaces Mandatory Inspection Currently Conducted Manually Significantly Improving Accuracy and Throughput
- Substantial Direct Impact to Rail Operator's Bottom Line

Revolutionizing Current Practices


Johns Hopkins University
central command
Side A
Uvis C Sm
Uvis A Sm
Uvis B Sm
Uvis C Reference
Uvis A Reference
Uvis B Reference



Intelligent Technologies– centraco (EIM/PSIM)

Enterprise Information Management (EIM)
Physical Security Information Management (PSIM)

- Modular Common Operating Framework for Multi-Layered Security Systems - Unified User Interface
- Integration of Unlimited Number of Controls
- Integrated Alarm Management
- Automated Continuous Systems and Device Diagnostics
- LDAP/Active Directory
- Very User Friendly
- New Systems Set-Up in a Fraction of Time Competing Products Need
- All Duos Proprietary Technologies Embedded Natively
- Agnostic to 3d-party hardware and applications
- Additional services and/or products developed or acquired through mergers will be bolted on (each new technology will represent a new module) with minimal effort to become "market ready".


Access Control
Emergency Notification
Fire Alarm
Video Cameras
Building Controls
Engineered Systems
CBRNE
3rd Party Sensors
centraco
Connected Intelligence


Automated Diagnostics of All Connected Devices


Command & Control Centers

- **PSIM Market Experiencing Rapid Growth**
  - Global PSIM Market to Rise From $250 M in 2014 to $2.8 B. by 2021

ISA duostech

Addressable Markets – Intelligent Technologies (Domestic)

Command and Control Platform (PSIM)
centraco™

Video Analytics/Digital Video Surveillance (praesidium™)

Rail Inspection
rip ™ & vue ™

METRICS	Total Addressable Market (TAM)	Served Addressable Market (SAM)
Number of Inspection Checkpoints	5,000	3,000
vue ASP	$ 350,000	$ 350,000
rip Estimated Product Costs + Labor	$ 290,000	$ 290,000
rip ASP	$ 750,000	$ 750,000
Product ASP Mix vue	60%	60%
Product ASP Mix rip	40%	40%
Average Selling Price Per Checkpoint	$ 510,000	$ 510,000
Total $	$2,550,000,000	$1,530,000,000


2014
$250M
2013-2018 CAGR – 42.15%
$13.5B
2012-2020 CAGR – 13.8%
$2.5B
New Product CAGR Not Quantified

Addressable Market Intelligent Technologies **$16.3B**

Cloud Services & SaaS

- **Subscription-based business model**, catering to the Small and Mid-size Business (SMB) market segment under the brand name "SKYLINE Cloud Services by Uni-Data".
- **Strategic relationship with Intuit since 2008**
  - Intuit's leading Franchise Solution Program provider for the Software as a Service (SaaS) delivery platform.
  - Very successful joint marketing with Subway, Sunoco, Mr. Electric, Mr. Rooter, Mr. Appliance, Dairy Queen, and Two Men and a Truck under contract
- **CS ecosystem has evolved to over seventy (70) third-party software programs.**
- **Unique Digital Rights Management** (DRM) technology called "Cloudpaging"

Uni-Data Software Partners

Cloud Services & SaaS cont'd

- Several physical locations centrally managed from the company's own network operations center (NOC)
- Disaster recovery and business continuity at Uni-Data's co-location facility located on Long Island, NY.
- Planning to build third data management node which will go live in 2015.
- NOC architecture conforms to blue-chip corporate standards, including redundancies and SSAE16 data center compliance.
- NOC is staffed 24/7/365 by centralized levels 1 and 2 support personnel, level 3 engineers, and supervisory personnel
- Business is highly scalable, especially once new technology products are integrated through the merger with Duos (as described in more detail below).
- **centraco ™ will be distributed as the "aggregator" of its proprietary and 3rd party applications.**
- **New centraco ™ modules adding significant IP to this cloud division ***

* Under development



Total Subscribers
6,000
5,000
4,000
3,000
2,000
1,000
0
Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3
2010
2011
2012
2013
2014

IT Infrastructure Services

- **Blue Chip Customers**
  - Alliance Bernstein
  - Bloomberg LP
  - Citigroup
  - Goldman Sachs
  - JP Morgan Chase
  - Morgan Stanley
  - Prudential
- Leading provider of IIS support to the financial services industry
- National footprint
- Broad range of expertise
  - Software Imaging
  - Print Management
  - Installation of Trading Floors and
  - mission critical systems.
  - server and desktop virtualization
  - desktop maintenance
  - data center support

Data Center Auditing Services from ISA's current business

Addressable Markets – Cloud and IT Services (Domestic)

2014

Cloud Services/SaaS
SMB 20-49 Employees

IT Infrastructure Services (IIS)



{ IT Cloud Spending $51B by 2015 }
$13B
$45B

Addressable Market
Cloud and IIS

$58B

ISA
Information Systems Associates
duostech

Capital Raise

DUOS is currently in discussions with an investment bank to raise a total of $13.10 million:

- $7.35 million will be utilized to acquire UDC and retain key management.
- $4.31 million will be allocated to Working Capital.
- Transaction costs are estimated to be $1.44 million.

Acquisition UniData	Amount
UniData	$6.75
Staff Retainage	$0.60
Total Acquisition Cost	**$7.35**
Working Capital	
UniData	$2.50
Intelligent Technologies Div.	$1.00
General Working Capital Funds	$0.81
Total Working Capital	**$4.31**
Transaction Cost	
Public Co (reverse merger) [e]	$0.00
Legal and Accounting	$0.26
Placement Agent (cash component)	$1.18
Total Transaction Cost	**$1.44**
Total Capital Requirement	**$13.10**

Key Management Team (Corporate incl. Uni-Data Acquisition)

Gianni Arcaini
CEO and Chairman Duos Technologies (Founder of Duos Technologies)
Designated Corporate CEO and Chairman of Merged Entities

Prior to immigrating to the United States in 1984, Mr. Arcaini spent over 10 years in various executive capacities with Robex International, a joint venture of three multinational Dutch public corporations (Royal Volker Stevin N.V., Royal Bijenkorf N.V., and the Westland Utrecht Bank N.V.), ultimately acquiring the company in a management buyout. Subsequently, he expanded its operations to 10 countries, including the United States. In 1984, he sold the company's European operations to a strategic buyer and immigrated with his family to the United States. Mr. Arcaini subsequently founded and later sold Strategic Planning Group, Inc., an economic and strategic planning, research, and international permitting firm.

In 1990, Mr. Arcaini, together with a group of European investors (primarily from The Netherlands), founded Environmental Capital Holdings, Inc. (ECH) a company engaged in the technology transfer from Europe to the US. Shortly thereafter, ECH acquired a Dutch engineering company (Duos Engineering B.V.) and subsequently formed Duos Engineering (USA), Inc. (now Duos Technologies, Inc.) as a fully owned subsidiary of ECH. In 2002, Duos Technologies spun off from ECH and under the leadership of Mr. Arcaini expanded into a broad based technology company with special focus on homeland security. Aside from his role as Chief Executive Officer, Mr. Arcaini has been the chief architect of the company's substantial technology developments, and is the primary or co-inventor of most technologies included in Duos' extensive IP library. He is signatory to 14 patents or patent pending applications.

Mr. Arcaini completed his early education at a Jesuit Boarding school in Austria and Germany, and graduated from the business school in Frankfurt, Germany. He is fluent in German, Dutch, Italian, Spanish and English.

Joseph R. Cooney
President Uni-Data
Designated Corporate President and COO of Merged Entities

With over 28 years' experience, Joe Cooney currently serves as President of Uni-Data and will be NEWCO's corporate President and COO of the combined entities. At Uni-Data he has been responsible for growing multiple lines of business spanning enterprise IT infrastructure support, private cloud services, and network operations and monitoring services. An electrical engineer by training, his career is defined by the successful delivery of system integration and consulting projects across a wide swath of mission-critical IT and telecommunications enterprises. For over a decade, Mr. Cooney led noteworthy public sector engagements at top-tier public safety agencies. More recently, he has helped to transform IT infrastructure operations at several Fortune 100 enterprises. He currently leads Uni-Data's SKYLINE cloud services team, which has grown rapidly to meet SMB demand that has resulted from desktop applications being driven to the cloud. Mr. Cooney earned an M.S. in Telecommunications and Computing Management from NYU Polytechnic, and a B.E. in Electrical Engineering from Stevens Institute of Technology.

Key Management Team *cont'd*

Adrian G. Goldfarb
CFO IOSA
Designated Corporate CFO of Merged Entities

Mr. Goldfarb is a 30-year industry veteran including more than 20 years in information technology. He began his career with IBM as a financial specialist in an enterprise systems group focused on the IT solutions in the oil industry. Over a more than 33-year career span he has worked in marketing, operations and finance with both large and small organizations including 10 years with a subsidiary of Fujitsu both at headquarters and European operations. For most of the past 20 years he has specialized in new venture and early stage organizations. From 1998 until 2002 Mr. Goldfarb was Managing Director of WSI Europe, a division of the Weather Channel turning long time loss making divisions to profitability. From June 2002 to December 2007, Mr. Goldfarb served on the Board of Directors of MOWIS GmbH, an Austrian-based Weather Technology Media company. He also served as their interim Chief Financial Officer and led the management team in securing seed capital to fund growth. MOWIS was acquired as a strategic new media portal in 2007 by one of Europe's largest media groups. From February 2008 through October 2012 Mr. Goldfarb served as Chief Financial Officer of Ecosphere Technologies, Inc. where he was instrumental in guiding the Company through its growth from $0.3 million in annual revenues in 2008 to more than $21 million in annual revenues in 2011. Currently, Mr. Goldfarb serves as President and Chief Financial Officer of ISA. Mr. Goldfarb became a director ISA in April 2010 and in 2012 was appointed as an executive officer charged with rebuilding the company. Mr. Goldfarb also currently serves as a director of Gelstat Corporation, a small public company engaged in the development, manufacturing and marketing of homeopathic and natural supplements. Mr. Goldfarb has a degree in Finance from Rutgers University in Newark, NJ.

David C. Schiller, CPA
CFO Duos Technologies
Designated Corporate CSO of Merged Entities

David Schiller has over 15 years of senior level accounting and broad based financial expertise. Mr. Schiller is a new addition to the Duos team and is currently focusing on the acquisition of Uni-Data and working on the integration and strategy of the combined entity. Prior to Duos, Mr. Schiller acted as an advisor to perform due diligence on acquisitions, investigate structural problems, evolve business strategies, consult on operating efficiencies, and has been engaged as interim CFO of both public and private companies.

During the earlier part of his career, Mr. Schiller worked as a senior forensic accountant, earning broad expertise in financial accounting analysis, forecasting, strategic planning, and due diligence. Subsequently, Mr. Schiller worked at a large technology focused hedge fund, as a senior forensic investment analyst. There, David was in charge of due diligence, modeling, and analyzing the financial and accounting strategies for all publicly traded portfolio companies, and potential investments. Subsequently, Mr. Schiller was employed as a Senior Software as a Service (SaaS) analyst and portfolio manager of JP Morgan's Proprietary Technology Fund, where he had sole discretion in allocating capital to investments. Mr. Schiller was also employed as a Senior Technology Strategy Analyst at AM Investment Partners, and served as VP of Investments at Citibank's Proprietary Strategy's Group. Mr. Schiller graduated from Hofstra University with a B.B.A. in Accounting in 1999 and was admitted to the NYSCPA in September of 2002.

Key Management Team *cont'd*

David Ponevac

CTO Duos Technologies
Designated Corporate CTO of NEWCO

With over 14 years of software engineering experience, David Ponevac has concentrated on web and mobile environments, where he has leveraged his considerable expertise in Objective-C, Java, C#, PHP and many other scripting languages. Mr. Ponevac began his tenure at Duos Technologies as the Director of Front-end Application Development, where his successes led to being appointed Chief Architect of centraco, the company's flagship customer facing software suite. David is a visionary with an eye for usability and interface design which he applies to all of Duos' software applications. Previously, he held the position of CTO at Luceon, LLC, which he cofounded, and led the acquisition of notable clients such as the NYC Department of Transportation, the German Department of Defense (Bundeswehr), the Slovak Ministry of Education, and numerous Fortune 500 companies such as FedEx, Time Warner, and Vanity Fair. David holds a B.S. in Electrical Engineering and an M.S. in Computer Science from the University of Texas.

www.duostech.com

Contact:

duostech
Gianni B. Arcaini
Chairman and CEO
gba@duostech.com
904.612.0310

ISA
Information Systems Associates

Adrian G. Goldfarb
Chief Financial Officer
agoldfarb@truevue360.com
561.801.3652